                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)             August 15, 1997
                                                ................................


                           UNISOURCE WORLDWIDE, INC.

 ................................................................................
             (Exact name of registrant as specified in its charter)



          DELAWARE          File No. 1-14482           13-5369500

 ................................................................................
          (State or other      (Commission          (I.R.S. Employer
            jurisdiction       File Number)         Identification No.)
          of incorporation)




     P.O. Box 3000-0935, Berwyn, Pennsylvania                         19312

 ................................................................................
            (Address of principal executive offices)                 (Zip Code)


  Registrant's telephone number, including area code:        (610) 296-4470
                                                     ...........................



                                 Not Applicable

 ................................................................................
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

         On August 15, 1997, the Registrant issued the attached press release.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

            (c)  Exhibits.
                 --------

                 (99) Press Release dated August 15, 1997.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              UNISOURCE WORLDWIDE, INC.
                              (Registrant)



                              By: /s/ Thomas A. Decker
                                 -------------------------------
                                      Thomas A. Decker
                                      Senior Vice President,
                                      General Counsel and Secretary



Dated: August 15, 1997
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                                 Exhibit Index
                                 -------------



     (99)  Press Release dated August 15, 1997.